EXHIBIT 3.1

          THIS IS AN ENGLISH TRANSLATION OF THE UNDERWRITING AGREEMENT

                             Underwriting Agreement

                                                                Montreal, Quebec
                                                               December 10, 2002

Societe generale de
financement du Quebec
SGF Rexfor Inc.
Dofor Inc.
600 de la Gauchetiere Street West
Suite 1700
Montreal, QC H3B 4L8

Domtar Inc.
395 de Maisonneuve West
Montreal, QC H3A 1L6

Ladies and Gentlemen:

     We understand that Dofor Inc., a corporation organized under the laws of Quebec (the "Selling Shareholder"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters") 18,170,249 common shares (the "Common Shares") of Domtar Inc. (the "Company"). The Company also proposes to issue 18,170,249 common share purchase warrants (the "Warrants") to purchase 18,170,249 common shares of the Company at a price of $17.55 per common share or, at the election of such holder, the U.S. dollar equivalent of such exercise price per common share calculated as specified in the Warrant Agreement (as hereinafter defined) at any time on or prior to the first anniversary of the Closing Date (as hereinafter defined). The Warrants shall be issued pursuant to, and the exercise thereof shall be governed by, the provisions of the warrant agreement (the "Warrant Agreement"), to be entered into between the Company and Computershare Trust Company of Canada, as warrant agent (the "Warrant Agent"), and in accordance with the description thereof in the Canadian Preliminary Prospectus (as hereinafter defined) and U.S. Preliminary Prospectus (as hereinafter defined). The Company will issue, or cause to be delivered, to the holders of Warrants upon the due exercise thereof that number of common shares of the Company to which such holder is entitled. The Selling Shareholder also covenants with the Underwriters that, no later than the Closing Time (as hereinafter defined), it shall enter into the Delivery Agreement (as defined herein) pursuant to which it shall irrevocably pledge in favour of the Company 18,170,249 common shares of the Company (the "Underlying Common Shares") and deliver the certificates evidencing the Underlying Common Shares to the Warrant Agent, acting as delivery agent, for delivery upon due exercise of the Warrants. The Common Shares and the Warrants shall be sold together by the Underwriters as units (hereinafter referred to as the "Securities"), each Security representing one Common Share and one Warrant. Each Security shall be separated into one Common Share and one Warrant at, or after the Closing Time, but no later than 60 days thereafter, as may be agreed upon by the Selling Shareholder and the Underwriters.

     The Company shall, under the applicable laws of the Qualifying Provinces (as hereinafter defined), (i) as soon as possible and in any event by 4:30 p.m. (Montreal time) on December 10, 2002, have prepared and filed, and (ii) as soon as possible and in any event by 10:00 a.m. (Montreal time) on December 11, 2002, have obtained an MRRS Decision Document dated the date of filing issued by the Reviewing Authority
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(as hereinafter defined), in its capacity as principal regulator pursuant to NP
43-201 evidencing that a receipt has been issued by the securities regulatory authorities (the "Qualifying Authorities") in each province and territory of Canada (the "Qualifying Provinces") in respect of, in each case, a preliminary short form prospectus of the Company relating to the Securities, including the documents incorporated by reference in the English and French languages, as applicable (the "Canadian Preliminary Prospectus"), and other related documents in respect of the proposed distribution of the Securities. The Company has identified the Commission des valeurs mobilieres du Quebec (the "Reviewing Authority") as its principal regulator in respect of the proposed distribution of the Securities. The Company shall also, immediately after the filing of the Canadian Preliminary Prospectus, but in any event no later than 4:30 p.m. (Montreal time) on December 10, 2002, prepare and file pursuant to the multi-jurisdictional disclosure system with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form F-10 covering the registration of the Common Shares and Warrants comprising the Securities under the United States Securities Act of 1933, as amended, and the applicable rules and regulations thereunder adopted by the Commission (the "Act"), including the Canadian Preliminary Prospectus in the English language (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) (the "U.S. Preliminary Prospectus"). Such registration statement on Form F-10, including the exhibits thereto and the documents incorporated by reference therein, as amended at the time it becomes effective, is herein called the "Registration Statement".

     The Company shall, under the applicable laws of the Qualifying Provinces,
(i) as soon as possible after any comments of the Qualifying Authorities have been satisfied and in any event by 4:30 p.m. (Montreal time) on December 18, 2002 (or in any case, by such later date or dates as may be determined by the Underwriters in their sole discretion), have prepared and filed, and (ii) as soon as possible and in any event by 5:30 p.m. (Montreal time) on December 18, 2002, have obtained an MRRS Decision Document dated the date of filing issued by the Reviewing Authority, in its capacity as principal regulator, pursuant to NP 43-201 evidencing that a receipt has been issued by the Qualifying Authorities in each Qualifying Province in respect of, in each case, a final short form prospectus of the Company relating to the Securities, including the documents incorporated by reference in the English and French languages, as applicable (the "Canadian Final Prospectus"), and other related documents in respect of the proposed distribution of the Securities. The Company shall also, immediately after the filing of the Canadian Final Prospectus but no later than 5:30 p.m. (Montreal time) on December 18, 2002 (or in any case, by such later date or dates as may be determined by the Underwriters in their sole discretion), prepare and file pursuant to the multi-jurisdictional disclosure system with the Commission, an amendment to the Registration Statement, including the Canadian Final Prospectus in the English language (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) and shall use its best efforts to cause the Registration Statement to become effective under the Act.

     The Company shall also prepare and file with the Commission an Appointment of Agent for Service of Process and Undertaking for the Company on Form F-X in conjunction with the initial filing of the Registration Statement (the "Company Form F-X"). The Company shall also cause to be prepared and filed an Appointment of Agent for Service of Process and Undertaking for the Warrant Agent on Form F-X in conjunction with the initial filing of the Registration Statement (the "Trustee Form F-X", and together with the Company Form F-X, the "Form F-X").

     Any reference herein to the Canadian Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Canadian Securities Laws which were filed under Canadian Securities Laws on or before the date of such prospectus; any reference herein to the Registration Statement, the U.S. Preliminary Prospectus or the U.S. Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 4 of Form F-10 which were filed under the Exchange Act (as hereinafter defined) on or before the Effective Time of the Registration Statement or the date of the U.S. Preliminary Prospectus or the U.S. Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to any of the foregoing, as the case may be, shall be deemed to refer to and include all documents deemed to be incorporated by reference therein, the filing of any document under Canadian Securities Laws or the Exchange Act that are filed after the date of the
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prospectuses or after their respective Effective Time, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 20 hereof.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

     (a) The Company meets the general eligibility requirements for use of a short form prospectus under National Instrument 44-101, for use of a shelf prospectus under National Instrument 44-102 and for use of Form F-10 under the Act. At the time the Registration Statement becomes effective, an MRRS Decision Document will have been obtained from the Reviewing Authority evidencing the issuance by the Qualifying Authorities of a receipt for the Canadian Final Prospectus and no order suspending the distribution of the Securities will have been issued by any Qualifying Authority, any stock exchange in Canada or any court and no proceedings for that purpose will have been instituted or will be pending or, to the knowledge of the Company, will be contemplated by any Qualifying Authority, and any request on the part of any Qualifying Authority for additional information will have been complied with. At the time the Warrant Registration Statement becomes effective, an MRRS Decision Document will have been obtained from the Reviewing Authority evidencing the issuance by the Qualifying Authorities of a receipt for the Canadian Warrant Prospectus and no order suspending the distribution of the Underlying Common Shares will have been issued by any Qualifying Authority, any stock exchange in Canada or any court and no proceedings for that purpose will have been instituted or will be pending or, to the knowledge of the Company, will be contemplated by any Qualifying Authority, and any request on the part of any Qualifying Authority for additional information will have been complied with. As of the Closing Time, the Registration Statement, the Warrant Registration Statement and any post-effective amendment thereto, each in the form delivered or to be delivered to the Underwriters, will have become effective under the Act in such form; no stop order suspending the effectiveness of the Registration Statement or the Warrant Registration Statement will have been issued under the Act and no proceedings for that purpose will have been instituted or will be pending, or to the knowledge of the Company, will be contemplated by the Commission; and any request on the part of the Commission for additional information, if any, will have been complied with.

     (b) (A) Each of the Canadian Preliminary Prospectus, Canadian Final Prospectus, the Canadian Preliminary Warrant Prospectus and the Canadian Final Warrant Prospectus, when filed, complied and will, on the Closing Date, comply in all material respects with Canadian Securities Laws, as interpreted and applied by the Qualifying Authorities; (B) at the respective time that the Reviewing Authority will have issued an MRRS Decision Document for the Canadian Prospectus or for the Canadian Warrant Prospectus, no other document with respect to such Prospectus was required to be filed with the Qualifying Authorities by or on behalf of the Company; (C) the U.S. Prospectus included in the Registration Statement and the U.S. Warrant Prospectus included in the Warrant Registration Statement, at the time each will have become effective, will conform to the Canadian Prospectus or the Canadian Warrant Prospectus, as the case may be, in each case except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission; (D) each of the Registration Statement, the Warrant Registration Statement and any amendments or supplements thereto, when it will have become effective, and the Form F-X, the Warrant Form F-X and any amendments or supplements thereto, as of their respective filing dates, and on the Closing Date, will comply in all material respects with the requirements of the Act; (E) neither the Registration Statement or the Warrant Registration Statement nor any amendment or supplement thereto, when it will have become effective and on the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (F) each of the Canadian Prospectus, U.S. Prospectus, Canadian Warrant Prospectus, U.S. Preliminary Warrant Prospectus, U.S. Warrant Prospectus and any Supplementary Material, together with any amendment or supplement thereto, on its date or on the Closing Date, will constitute full, true and plain disclosure of all material facts relating to the Company and its subsidiaries considered as one enterprise and the Securities and the Underlying Common Shares, as the case may be, and did not and will not include a misrepresentation, and did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that for clauses (E) and (F) above, the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, the Canadian Prospectus, the U.S. Prospectus, the Warrant Registration Statement, the Canadian Warrant Prospectus, the U.S. Warrant Prospectus or any Supplementary Material (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of
            (x) the Selling Shareholder and (y) any Underwriter specifically for inclusion in such material (or any amendment or supplement thereto).

     (c) Each document filed or to be filed with the Qualifying Authorities and incorporated by reference in the Canadian Prospectus or in the Canadian Warrant Prospectus complied or will comply when so filed in all material respects with applicable Canadian Securities Laws and none of such documents contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were or are made, not misleading; and the documents incorporated or deemed to be incorporated by reference in the Registration Statement, the U.S. Prospectus, the Warrant Registration Statement and the U.S. Warrant Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the applicable requirements of the Exchange Act.

     (d) There are no reports or other information that, in accordance with the requirements of the Qualifying Authorities, must be made publicly available in connection with the offering of the Securities that have not been made publicly available as required; there are no documents required to be filed with the Qualifying Authorities in connection with the Canadian Prospectus or the Canadian Warrant Prospectus that have not been filed as required; there are no contracts, documents or other materials required to be described or referred to in the Registration Statement, the Canadian Prospectus, the U.S. Prospectus, the Warrant Registration Statement, the Canadian Warrant Prospectus or the U.S. Warrant Prospectus which would have to be filed or incorporated by reference as exhibits to the Registration Statement or the Warrant Registration Statement, as the case may be, that are not described, referred to or filed or incorporated by reference as required and, in the case of those documents filed, delivered to the Underwriters.

     (e) Each of the Company and its subsidiaries (the term "subsidiary" as used hereinafter, includes entities in which the Company has, directly or indirectly, a greater than 50% equity interest), (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Canadian Prospectus and the U.S. Prospectus and (ii) is duly qualified to do business as an extra-provincial corporation or a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, other than, with respect to clause (ii), where the failure to be so qualified or in good standing would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect").

     (f) Norampac Inc. ("Norampac") (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Canadian Prospectus and the U.S. Prospectus and (ii) is duly qualified to do business as an extra-provincial corporation or a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, other than, with respect to clause (ii), where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

     (g) All the outstanding shares of capital stock of each subsidiary and of Norampac have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as otherwise set forth in the Canadian Prospectus and the U.S. Prospectus, all outstanding shares of capital stock of the subsidiaries and, with respect to Norampac, the shares of capital stock thereof owned by the Company, are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, other than where such security interests, claims, liens or encumbrances would not have a Material Adverse Effect.

     (h) The Company's authorized share capital is as set forth in the Canadian Prospectus and the U.S. Prospectus; and the Securities, the Common Shares, the Warrants and the capital stock of the Company conform in all material respects to the description thereof contained in the Canadian Prospectus and the U.S. Prospectus and such description conforms in all material respects to the rights set forth in the Warrant Agreement and the Warrants certificate defining the same.

     (i) The outstanding common shares of the Company have been duly and validly authorized and issued; and except as set forth in the Canadian Prospectus and the U.S. Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

     (j) The Common Shares, the Warrants, the Underlying Common Shares and the Underlying Company Common Shares have been duly and validly authorized and the Warrants, when issued and delivered to the Underwriters pursuant to this Agreement, and any Underlying Company Common Shares, if and when such Underlying Company Common Shares are issued and delivered pursuant to the Warrant Agreement, will be validly issued; and the certificates for the Common Shares, the Warrants and the Underlying Common Shares are in valid and sufficient form.

     (k) The holders of the outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for shares of capital stock of the Company and the sale of the Common Shares, the issuance of the Warrants, the sale of the Underlying Common Shares and the issuance and/or delivery of any Underlying Company Common Shares will not be subject to any preemptive or other rights to subscribe for any securities of the Company.

     (l) (A) All of the outstanding common shares of the Company, including the Common Shares, are duly listed, and admitted and authorized for trading, on the Toronto Stock Exchange and the New York Stock Exchange, and (B) application has been made to list the Warrants on the Toronto Stock Exchange.

     (m)   Other than the written information set forth in paragraphs (b) and
           (c) of Section 9 of this Agreement furnished to the Company by or on behalf, respectively, of the Selling Shareholder or the Underwriters for inclusion in the Canadian Prospectus and the U.S. Prospectus, as to which the Company makes no representation or warranty, the statements in the Canadian Prospectus and the U.S. Prospectus under the headings "Description of Share Capital", "Plan of Distribution", "Details of the Offering", "Certain Income Tax Considerations", "Statutory Rights of Withdrawal and Rescission" and "Eligibility for Investment" and insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

     (n) This Agreement has been duly authorized, executed and delivered by the Company; and the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by and on behalf of the Company and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought and subject to the fact that rights of indemnity and contribution may be limited by applicable law.

     (o) As of the Closing Time, the Warrant Agreement shall have been duly authorized, executed and delivered by the Company; and the execution, delivery and performance by the Company of the Warrant Agreement and the consummation of the transactions contemplated therein shall have been duly authorized by and on behalf of the Company and the Warrant Agreement shall constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought and subject to the fact that rights of indemnity and contribution may be limited by applicable law.

     (p) As of the Closing Time, the Delivery Agreement shall have been duly authorized, executed and delivered by the Company; and the execution, delivery and performance by the Company of the Delivery Agreement and the consummation of the transactions contemplated therein shall have been duly authorized by and on behalf of the Company and the Delivery Agreement shall constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought and subject to the fact that rights of indemnity and contribution may be limited by applicable law.

     (q) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" (as defined in the Investment Company Act of 1940, as amended) under the Investment Company Act of 1940, as amended.

     (r) No consent, approval, authorization, filing with or order of any court or governmental agency or body or any arbitrator of any kind having jurisdiction over the Company or any of its subsidiaries is required in connection with the transactions contemplated herein, except such as have been or will be obtained or made no later than the Closing Date under the Act and Canadian Securities Laws and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Canadian Prospectus and the U.S. Prospectus.

     (s) Neither the sale and delivery of the Common Shares or the Underlying Common Shares, the issuance, sale and delivery of the Warrants or any Underlying Company Common Shares, or the purchase for cancellation by the Company of any common shares in the event the Selling Shareholder fails to deliver the Underlying Common Shares, nor the consummation of any other of the transactions herein contemplated nor the fulfilment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries or, in the case of clause (i), Norampac, pursuant to (i) the charter or by-laws or other constating documents of the Company or any of its subsidiaries or Norampac, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except with respect to clauses (ii) and (iii), for any such breach, violation or imposition which would not, either individually or in the aggregate, have a Material Adverse Effect.

     (t) Except for two shareholders holding in the aggregate less than 5,000 common shares of the Company who have registration rights pursuant to a registration rights agreement dated July 31, 2000 between the Company and certain of its shareholders, no holders of securities of the Company have rights to require the Company to file a registration statement under the Act or a prospectus under Canadian Securities Laws with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement or qualified under the Canadian Prospectus.

     (u) The consolidated historical financial statements, including any U.S. GAAP (as defined below) reconciliation, and schedules of each of the Company and its consolidated subsidiaries and of the Acquired Mills included or incorporated by reference into the Registration Statement, the Canadian Prospectus and the U.S. Prospectus, present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its subsidiaries on a consolidated basis and of the Acquired Mills, respectively, as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and Canadian Securities Laws and, in the case of the Company and its consolidated subsidiaries, have been prepared in conformity with Canadian generally accepted accounting principles ("Canadian GAAP") and have been reconciled to U.S. generally accepted accounting principles ("U.S. GAAP") in accordance with Item 18 of Form 20-F under the Exchange Act and, in the case of the Acquired Mills, have been prepared in conformity with U.S. GAAP and have been reconciled to Canadian GAAP in accordance with the provisions of Canadian Securities Laws, in each case applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The unaudited pro forma consolidated statements of earnings included in the Canadian Prospectus and the U.S. Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the unaudited pro forma consolidated statements of earnings included in the Canadian Prospectus and the U.S. Prospectus and the Registration Statement. The unaudited pro forma consolidated statements of earnings included in the Canadian Prospectus and the U.S. Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Canadian Securities Laws and Form F-10 under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

     (v) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator, involving the Company or any of its subsidiaries, its property or property of its subsidiaries is pending or, to the knowledge of the Company, threatened that (i) could reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus.

     (w) The Company and its subsidiaries own or lease all such properties as are necessary to the conduct of the operations of the Company and its subsidiaries taken as a whole as presently conducted and as described in the Canadian Prospectus and the U.S. Prospectus.

     (x)    Neither the Company nor any subsidiary is in violation or default of
            (i) any provision of its charter or by-laws or other incorporating documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its or their properties, as applicable, which violation or default would, in the case of clauses (ii) and (iii) above, either individually or in the aggregate with all other violations and defaults referred to in this paragraph (if any), have a Material Adverse Effect.

     (y) Each of PricewaterhouseCoopers LLP and Raymond Chabot Grant Thornton, a general partnership, who have certified certain consolidated financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Canadian Prospectus and the U.S. Prospectus, are, and during the periods covered by its reports were, independent chartered accountants with respect to the Company within the meaning of the Canada Business Corporations Act, the Code of Ethics of the Ordre des comptables agrees du Quebec and the Act.

     (z) There are no transfer taxes or other similar fees or charges under the federal laws of Canada or the United States or the laws of any state or province, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance, sale or delivery by the Company of the Warrants or any Underlying Company Common Shares.

     (aa) The Company has filed all foreign, federal, state, provincial and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect), except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus.

     (bb) Except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus, no labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor dispute by the employees of any of its subsidiaries, or to the knowledge of the Company, its subsidiaries' principal suppliers, contractors or customers, that could have a Material Adverse Effect.

     (cc) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus.

     (dd) Other than Domtar Funding Limited Liability Company, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Canadian Prospectus and the U.S. Prospectus.

     (ee) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state, provincial or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus.

     (ff) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under Canadian Securities Laws, the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, the Common Shares or the Warrants.

     (gg) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, Canadian federal, provincial and local, and U.S. federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted and as described in the Canadian Prospectus and the U.S. Prospectus, and (iii) except as set forth in or contemplated in the Canadian Prospectus or the U.S. Prospectus, have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in the Canadian Prospectus or the U.S. Prospectus, neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, except in instances where (A) the Company has made adequate provision for such event in the reserves on its balance sheet or (B) being so named would not, individually or in the aggregate, have a Material Adverse Effect.

     (hh) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus.

     (ii) The subsidiaries listed on Annex A attached hereto are the only Significant Subsidiaries of the Company.

     (jj) The Company and its subsidiaries own, possess, are licensed to use or have other sufficient legal rights to use all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as presently conducted and as described in the Canadian Prospectus and the U.S. Prospectus. Except as set forth in the Canadian Prospectus and the U.S. Prospectus, (a) there are no rights of third parties to any such Intellectual Property owned by the Company and its subsidiaries;
             (b) to the knowledge of the Company, there is no material infringement by third parties of any such Intellectual Property owned by the Company and its subsidiaries; (c) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim;
             (d) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (e) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any Intellectual Property or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

     (kk) The Company is a reporting issuer not in default of any requirements under Canadian Securities Laws.

     (ll) Neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the federal laws of Canada or the laws of the Province of Quebec.

     (mm) Computershare Trust Company of Canada at its principal offices in the cities of Montreal and Toronto has been duly appointed as the registrar and transfer agent in respect of the common shares of the Company and warrant agent in respect of the Warrants and The Bank of New York at its principal office in the City of New York has been duly appointed as co-transfer agent in respect of the common shares of the Company.

     (nn) The Company is not aware of any defects in title to its material properties or its material assets and facilities which are used in the production and marketing of pulp and paper, lumber and wood products and corrugated products that would, singly or in the aggregate, have a Material Adverse Effect.

     Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

     2. Representations and Warranties of the Selling Shareholder. Each of the Selling Shareholder, SGF and SGF Rexfor, acting solidarily, represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 2.

     (a) Each of SGF and SGF Rexfor has been duly organized and is validly existing under the laws of the Province of Quebec with full corporate power and authority to own or lease and to operate its properties and conduct its business as described in the Canadian Prospectus and the U.S. Prospectus.

     (b) The Selling Shareholder has been duly organized, is validly existing under the laws of the Province of Quebec and its sole business is to hold the Common Shares and the Underlying Common Shares. The Selling Shareholder has full power and authority to sell the Common Shares and deliver the Underlying Common Shares pursuant to this Agreement and has no outstanding indebtedness or liabilities of any kind.

     (c) The Selling Shareholder is not selling the Common Shares to be sold by it hereunder based on information that it, SGF or SGF Rexfor holds that has not otherwise been made publicly available, which, if such information was made publicly available, could reasonably have a material impact on the price or value of the Securities.

     (d) This Agreement has been duly authorized, executed and delivered by each of the Selling Shareholder, SGF and SGF Rexfor and the consummation of the transactions contemplated herein have been duly authorized by and on behalf of such Selling Shareholder, SGF or SGF Rexfor and this Agreement constitutes a legal, valid and binding obligation of such Selling Shareholder, SGF or SGF Rexfor enforceable against each of the Selling Shareholder, SGF or SGF Rexfor in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought and subject to the fact that rights of indemnity and contribution may be limited by applicable law.

     (e) As of the Closing Time, the Delivery Agreement shall have been duly authorized, executed and delivered by each of the Selling Shareholder, SGF and SGF Rexfor of and the consummation of the transactions contemplated herein shall have been duly authorized by and on behalf of such Selling Shareholder, SGF and SGF Rexfor and the Delivery Agreement shall constitute a legal, valid and binding obligation of such Selling Shareholder, SGF and SGF Rexfor, enforceable against each of the Selling Shareholder, SGF and SGF Rexfor in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought and subject to the fact that rights of indemnity and contribution may be limited by applicable law.

     (f) Neither the sale and delivery of the Common Shares or the Underlying Common Shares, nor the consummation of any other of the transactions herein contemplated nor the fulfilment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of either the Selling Shareholder, SGF or SGF Rexfor pursuant to (i) the charter or by-laws or other constating documents of either the Selling Shareholder, SGF or SGF Rexfor,
             (ii) the terms of any indenture, contract, lease, hypothec, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which either the Selling Shareholder, SGF or SGF Rexfor is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to either the Selling Shareholder, SGF or SGF Rexfor of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over either the Selling Shareholder, SGF or SGF Rexfor or any of their respective properties.

     (g) No consent, approval, authorization, filing with or order of any court or governmental agency or body or any arbitrator of any kind having jurisdiction over either the Selling Shareholder, SGF or SGF Rexfor or any of its subsidiaries is required in connection with the transactions contemplated herein, except such as have been obtained or made under the Act and Canadian Securities Laws and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Canadian Prospectus and the U.S. Prospectus and the Canadian Warrant Prospectus and the U.S. Warrant Prospectus.

     (h) (A) The Selling Shareholder has, and on the Closing Date, will have, valid marketable title to the Common Shares and the Underlying Common Shares, free and clear of any hypothec, lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction on transfer of any kind, except for a right of first refusal in favour of Caisse de depot et placement du Quebec pursuant to a protocole d'entente between it, SGF and the Selling Shareholder dated June 14, 1985 (the "Voting Agreement"), which right has been waived in connection with the sale of the Common Shares and the Underlying Common Shares contemplated in this Agreement from the date hereof until December 31, 2003; (B) the Selling Shareholder has the full right, power and authority to sell, assign, transfer and deliver the Common Shares to the Underwriters hereunder and to deliver the Underlying Common Shares to the Warrant Agent for the account of the Warrant holders and the Company; (C) upon delivery of the Common Shares and payment of the purchase price therefor as herein contemplated, the Underwriters will obtain good and marketable title to the Common Shares, free and clear of any hypothec, lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction on transfer of any kind; (D) upon delivery of the Underlying Common Shares and payment of the exercice price therefor by the holders of Warrants, such holders will obtain good and marketable title to the Underlying Common Shares, free and clear of any hypothec, lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction on transfer of any kind; and (E) as of the date hereof, the Common Shares and the Underlying Common Shares are represented by the share certificates listed on Schedule II.

     (i) The Selling Shareholder, SGF or SGF Rexfor each have not and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, Common Shares or the Warrants.

     (j) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from either the Selling Shareholder, SGF or SGF Rexfor any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement, and in the event that any such person acting or representing acting for and on behalf of either the Selling Shareholder, SGF or SGF Rexfor would be entitled to receive any such fee from the Underwriters by operation of law, the Selling Shareholder, SGF and SGF Rexfor each agree to indemnify and hold harmless each Underwriter from such fee and as well as from any costs and expenses reasonably incurred in respect thereof.

     (k) The information relating to the Selling Shareholder, SGF Rexfor and SGF submitted in writing and contained in the Canadian Prospectus, the Canadian Warrant Prospectus, the U.S. Prospectus and the U.S. Warrant Prospectus is, on its date or, on the Closing Date, true and correct and contains no misrepresentation and constitutes full, true and plain disclosure of all material facts relating thereto and did not include any misrepresentation, and did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading. Neither the Registration Statement, the Warrant Registration Statement nor any amendment or supplement thereto as of their respective Effective Times and as of the Closing Date, will contain an untrue statement of a material fact relating to such Selling Shareholder, SGF Rexfor or SGF or omit to state a material fact relating thereto required to be stated therein or necessary in order to make the statements therein not misleading.

     Any certificate signed by any officer of the Selling Shareholder, SGF Rexfor or SGF and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Selling Shareholder, as to matters covered thereby, to each Underwriter.

     3. Purchase and Sale.

     (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, (i) the Selling Shareholder agrees to sell the Common Shares and (ii) the Company agrees to issue the Warrants to the Underwriters, and the Underwriters agree, jointly and not solidarily, to purchase all, but not less than all, of the Securities, in the respective amounts set forth opposite each Underwriter's name in Schedule I hereto, at a purchase price of $16.50 per Security (the "Purchase Price") to the Selling Shareholder in the manner payable described in Section 4. Further, subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Shareholder agrees to deposit the Underlying Common Shares with the Warrant Agent.

     (b) In consideration for the Underwriters' agreement to purchase the Securities, and in consideration for their services hereunder, the Selling Shareholder shall pay to the Representatives, for the account of the Underwriters, a fee of $0.66 per Security for the Securities (the "Underwriting Fee").

     4. Delivery and Payment.

     (a) Delivery of and payment for the Securities hereof shall be made at 8:00 AM, eastern standard time, on December 23, 2002, or at such time on such later date not more than three Business Days after the foregoing date as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters, the Selling Shareholder and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date").

     (b) Delivery of the Common Shares shall be made to the Representatives for the respective accounts of the Underwriters against payment through the Representatives of the purchase price of the Securities to the Selling Shareholder or upon the order of the Selling Shareholder by certified check, bank draft, wire transfer, or through the facilities of The Depository Trust Company and/or The Canadian Depository for Securities Ltd., at the option of the Representatives, payable in same-day funds to an account specified by the Selling Shareholder. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. The Representatives, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (c) At the Closing Time, delivery of the Common Shares by the Selling Shareholder shall be made through the facilities of The Depository Trust Company and/or The Canadian Depository for Securities Ltd., or, in the event not practicable, the Selling Shareholder shall duly and validly deliver to the Underwriters one or more definitive share certificate(s) representing the Common Shares to be sold by it hereunder, endorsed in such name or names as the Representatives will the Selling Shareholder in writing not less than 24 hours prior to such Closing Time. The Company and the Selling Shareholder shall, prior to the Closing Time, make all necessary arrangements for the exchange of such definitive certificate(s), at the principal offices of Computershare Trust Company of Canada in the city of Montreal for one or more global share certificates representing such number of Common Shares to be sold by the Selling Shareholder hereunder registered in the name of The Canadian Depository for Securities Ltd. or The Depository Trust Company or such other names as shall be designated by the Underwriters not less than 24 hours prior to the Closing Time. The Selling Shareholder shall pay all fees and expenses payable to Computershare Trust Company of Canada in connection with the preparation, delivery, certification and exchange of the definitive share certificates contemplated by this paragraph and the fees and expenses payable to or incurred by Computershare Trust Company of Canada in connection with the initial or additional transfers as may be required in the course of the distribution of the Securities. At the Closing Time, the Selling Shareholder shall duly and validly deliver to the Warrant Agent one or more definitive share certificate(s) representing the Underlying Common Shares for further delivery to the holders of Warrants upon the due exercise thereof and to give effect to the pledge of the Underlying Common Shares in accordance with the Delivery Agreement. For greater certainty, the Company shall not be entitled to receive any portion of the purchase price of any Securities to be paid by the Underwriters hereunder.

     (d) At the Closing Time, delivery of the Warrants by the Company shall be made through the facilities of The Depository Trust Company and/or The Canadian Depository for Securities Ltd., or, in the event not practicable, the Company shall duly and validly deliver to the Underwriters one or more definitive certificate(s) representing the Warrants to be issued by it hereunder and pursuant to the Warrant Agreement, endorsed in such name or names as the Representatives will notify the Company in writing not less than 24 hours prior to such Closing Time.

     (e) Concurrently with the payment by the Representatives of the purchase price for the Securities, the Selling Shareholder shall pay to the Underwriters the Underwriting Fee with respect to the Securities, through and as requested by the Representatives, by certified cheque, bank draft, wire transfer, or through the facilities of The Depository Trust Company and/or The Canadian Depository for Securities Ltd., at the option of the Representatives, payable in same-day funds to an account specified by the Representatives.

     5. Offering by Underwriters. It is understood that the Underwriters propose to offer the Securities for sale to the public as set forth in the Canadian Prospectus and U.S. Prospectus.

     6. Agreements.

     (a) Prior to the filing of the Canadian Preliminary Prospectus, the Canadian Prospectus, Canadian Preliminary Warrant Prospectus, the Canadian Warrant Prospectus, the Company shall permit the Underwriters to participate fully in the preparation of such prospectuses and shall allow the Underwriters to conduct all due diligence investigation which they reasonably require in order to fulfil their obligations as underwriters under the Canadian Securities Laws and in order to enable them responsibly to execute the certificates in the Canadian Preliminary Prospectus and Canadian Prospectus required to be executed by them.

     (b) Contemporaneously with, or immediately prior to, the filing of the Canadian Preliminary Prospectus, the Canadian Final Prospectus, the Canadian Preliminary Warrant Prospectus or the Canadian Final Warrant Prospectus, as the case may be, the Company shall deliver to the Underwriters and, except for the "long-form" comfort letter listed in item (v) below, to the Selling Shareholder, without charge, in Montreal: (i) a copy of the Canadian Preliminary Prospectus, the Canadian Final Prospectus, the Canadian Preliminary Warrant Prospectus or the Canadian Final Warrant Prospectus as the case may be, including all documents incorporated by reference, in each of the English and French language signed and certified as required by the Canadian Securities Laws in the Qualifying Provinces; (ii) a copy of any other document filed by the Company under the Canadian Securities Laws; (iii) opinions of Ogilvy Renault, Quebec counsel to the Company, dated, in the case of the Canadian Preliminary Prospectus, as of the date of the Canadian Preliminary Prospectus and, in the case of the Canadian Final Prospectus, as of the date of the Canadian Final Prospectus, in form and substance satisfactory to the Underwriters, addressed to the Company, its U.S. counsel, the Selling Shareholder, its counsel, the Underwriters and their counsel, to the effect that the French language version of the Preliminary Canadian Prospectus or the Canadian Final Prospectus, as the case may be, including all documents incorporated by reference (other than the management proxy circular dated March 27, 2002), except for the unaudited financial statements and audited financial statements of the Company, the schedules and notes thereto and the related auditors' report on such statements as well as the other financial information forming part of the management's discussion and analysis of financial condition and result of operations included in the documents incorporated by reference (collectively, "Financial Information") as to which no opinion need be expressed by such counsel, is in all material respects a complete and accurate translation of the English language version thereof; (iv) opinions of PricewaterhouseCoopers LLP and Raymond Chabot Grant Thornton dated, in the case of the Canadian Preliminary Prospectus, as of the date of the Canadian Preliminary Prospectus and, in the case of the Canadian Final Prospectus, as of the date of the Canadian Final Prospectus, in form and substance satisfactory to the Underwriters, addressed to the Underwriters, the Company and their respective Canadian counsel, to the effect that the French language version of the Financial Information contained in the Preliminary Canadian Prospectus or the Canadian Final Prospectus, as the case may be is, in all material respects, a complete and proper translation of the English language version thereof; (v) a "long-form" comfort letter of PricewaterhouseCoopers LLP and Raymond Chabot Grant Thornton, dated as of the date of the Canadian Prospectus (with the requisite procedures to be completed by such auditors no later than two Business Days prior to the date of the Canadian Prospectus), addressed to the Underwriters and the directors of the Company, in form and substance satisfactory to the Underwriters, with respect to certain financial and accounting information relating to the Company in the Canadian Prospectus, including all documents incorporated by reference into the Canadian Prospectus and the auditors' comfort letters adressed to the Qualifying Authorities in the Qualifying Provinces; and (vi) opinions of Gilles Pharand, General Counsel for the Company, dated, in the case of the Canadian Preliminary Prospectus, as of the date of the Canadian Preliminary Prospectus and, in the case of the Canadian Final Prospectus, as of the date of the Canadian Final Prospectus, in form and substance satisfactory to the Underwriters, addressed to the Company, the Underwriters and their Canadian counsel, to the effect that the French language version of the Preliminary Canadian Prospectus or the Canadian

            Final Prospectus, as the case may be, only with respect to the management proxy circular dated March 27, 2002 incorporated by reference therein is, in all material respects, a complete and proper translation of the English language version thereof. The deliveries set forth in (i) and (ii) above shall also constitute the Company's consent to the Underwriters' use of the Canadian Prospectus for the distribution of the Securities in the Qualifying Provinces in compliance with the provisions of this Agreement and the Canadian Securities Laws.

     (c) The Company will notify the Underwriters and the Selling Shareholder promptly, and confirm the notice in writing, (i) when any amendment to the Registration Statement or the Warrant Registration Statement, shall have been filed with the Commission or shall have become effective, and when any amended Canadian Prospectus, U.S. Prospectus, Canadian Warrant Prospectus or U.S. Warrant Prospectus or any Supplementary Material shall have been filed, in which case the Company shall deliver to the Underwriters all signed and certified copies of such amendment in English and French language along with all documents similar to those referred to in Section 6(b)(i), (ii), (iii) and (iv); (ii) of the receipt of any comments from any Qualifying Authority or the Commission; (iii) of any request by any Qualifying Authority to amend or supplement the Canadian Prospectus or the Canadian Warrant Prospectus or for additional information or of any request by the Commission to amend the Registration Statement or the Warrant Registration Statement or to amend or supplement the U.S. Prospectus or the U.S. Warrant Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the Warrant Registration Statement or of any order from any Qualifying Authority preventing or suspending the use of the Canadian Prospectus or the Canadian Warrant Prospectus; or of the prevention or suspension of the qualification of the Securities or the Underlying Common Shares for offer or sale in any jurisdiction, or of the institution or threatening of any proceeding for that purpose; and (v) of the issuance by any Qualifying Authority or any stock exchange or any court of any order having the effect of ceasing or suspending the distribution of the Securities or the trading in the common shares or Warrants of the Company, or of the institution or threatening of any proceeding for any such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use or such order ceasing or suspending the distribution of the Securities or the Underlying Common Shares or the trading in the common shares or Warrants of the Company and, if any such order is issued, to obtain as soon as possible the withdrawal thereof.

     (d) The Company will give the Underwriters and the Selling Shareholder notice of its intention to file or prepare any amendment to the Registration Statement, the Warrant Registration Statement, any amendment or supplement to the Canadian Prospectus or the Canadian Warrant Prospectus or any amendment, supplement or revision to any of the prospectuses included in the Registration Statement or the Warrant Registration Statement and any Supplementary Material, or any documents incorporated therein, whether pursuant to the Act, the Exchange Act, Canadian Securities Laws or otherwise, will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall object.

     (e) As soon as practicable, the Company will make generally available to its security holders and to the Underwriters an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

     (f) The Company and the Selling Shareholder will furnish to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statements (including any exhibits thereto) and so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many commercial copies of each Canadian Preliminary Prospectus and the U.S. Preliminary Prospectus and the Canadian Final Prospectus and the U.S. Prospectus and any amendment or supplement thereto as the Underwriters may reasonably request, including any amendment pursuant to Section 6(m). The Company will deliver to the Warrant Agent as many commercial copies of the U.S. Warrant Prospectus as the Warrant Agent requests to allow the Warrant Agent to deliver a commercial copy of the U.S. Warrant Prospectus to each holder of the Warrants who exercises such Warrants. The Company will deliver to the Selling Shareholder commercial copies of the Canadian Prospectus and the U.S. Prospectus in such quantities as the Selling Shareholder shall reasonably request.

     (g) The Company will arrange, if necessary, for the qualification of the Securities and the Underlying Common Shares for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities or the Underlying Common Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will also supply the Underwriters with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as the Underwriters may request.

     (h) The Company will not, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including: (i) the filing (or participation in the filing) of (A) any preliminary prospectus or prospectus under Canadian Securities Laws, (B) any registration statement with the Commission, and (C) any offering memorandum or other offering document, and (ii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, in respect of any other common shares of the Company or any securities convertible into, or exercisable, or exchangeable for, common shares of the Company; or publicly announce an intention to effect any such transaction, for a period from the date of this Agreement until 90 days after the Closing Date (the "Lock-Up Period"), provided, however, that the Company may (i) issue and sell common shares pursuant to the Executive Stock Option and Share Purchase Plan, and any employee stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time; (ii) issue common shares issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time; (iii) issue common shares as consideration in a merger, acquisition or other business combination transaction; and
            (iv) issue any Underlying Company Common Shares. The Company will not, without the prior written consent of the Representatives, offer, purchase, contract to purchase, or otherwise acquire Warrants for so long as any Warrants shall remain outstanding.

     (i) Each of the Selling Shareholder, SGF and SGF Rexfor undertakes, for itself and on behalf of any wholly owned subsidiary, not, without the prior written consent of the Representatives, to offer, sell, contract to sell, hypothecate, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by such person or any entity controlled directly or indirectly by it), directly or indirectly, including:
             (i) the filing (or participation in the filing) of (A) any preliminary prospectus or prospectus under Canadian Securities Laws, (B) any registration statement with the Commission, and (C) any offering memorandum or other offering document, and (ii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, in respect of any common shares of the Company or any securities convertible into, or exercisable, or exchangeable for, common shares of the Company; or publicly announce an intention to effect any such transaction (collectively, "Restricted Activities"), for the duration of the Lock-Up Period, provided, however, that the Selling Shareholder may sell any Underlying

             Common Shares or other common shares of the Company pursuant to the exercice of any outstanding Warrants. If the number of Underlying Common Shares to be released by the Warrant Agent upon the termination of the Warrant Agreement represents 20% or more of the total number of Underlying Common Shares hereunder (the "Trigger Amount"), SGF, SGF Rexfor and the Selling Shareholder will not, without the prior written consent of the Company, engage in any of the Restricted Activities with respect to any such Underlying Common Shares until the earlier of (x) the date which is fifteen
             (15) months after the termination of the Warrant Agreement and (y) the date at which the Selling Shareholder, SGF Rexfor or SGF shall own, directly or indirectly, less than the Trigger Amount. SGF, SGF Rexfor and the Selling Shareholder will not, without the prior written consent of the Representatives, offer, purchase, contract to purchase, or otherwise acquire, directly or indirectly, Warrants for so long as any Warrants shall remain outstanding.

     (j) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     (k) The Selling Shareholder agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Qualifying Authorities and the Commission, as the case may be, of the Registration Statement (including financial statements and exhibits thereto), the Form F-X, the Warrant Registration Statement (including financial statements and exhibits thereto), the Warrant Form F-X, the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Canadian Final Prospectus, the U.S. Prospectus, the Canadian Preliminary Warrant Prospectus, the U.S. Preliminary Warrant Prospectus, the Canadian Final Warrant Prospectus, the U.S. Warrant Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of such documents, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities and the Underlying Common Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities and the Underlying Common Shares, including any stamp or transfer taxes in connection with the original issuance and sale of the Warrants; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the listing of the Warrants on the Toronto Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several States (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the fees and expenses of the Company's accountants, the fees and expenses of the Company's financial advisors, and the fees and expenses of counsel (including local and special counsel) for the Company; and (ix) all other costs and expenses incident to the performance by the Selling Shareholder and the Company of their respective obligations hereunder.

     (l) For a period of three years after the Closing Date, the Company shall furnish to the Representatives, the Selling Shareholder and, upon request, to each Underwriter, copies of all reports filed with the Commission on Forms 40-F, 20-F and 6-K, as applicable, or such similar forms as may be designated by the Commission, annual information forms, management proxy circulars and such other documents as shall be furnished by the Company to its shareholders generally (collectively, the "Filings"), except for all such Filings filed by the Company with the Commission in electronic format on the Electronic Data Gathering, Analysis and Retrieval system.

     (m) During the period from the date of this Agreement to the completion of the distribution of the Securities or the Underlying Common Shares, the Company and the Selling Shareholder (solely with respect to any fact or change that relates to such Selling Shareholder or any of the statements or information relating thereto or to the Securities to be sold by such Selling Shareholder contained in the Canadian Prospectus, the Canadian Warrant Prospectus, the U.S. Prospectus, the U.S. Warrant Prospectus, or any Supplementary Material) shall: (i) promptly notify the Underwriters in writing of
           (A) any material change (actual, anticipated, contemplated or threatened, financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company and its subsidiaries taken as a whole; (B) any material fact that has arisen or been discovered and would have been required to have been stated in the Canadian Prospectus and U.S. Prospectus had the fact arisen or been discovered on, or prior to, the date of such Canadian Prospectus and U.S. Prospectus; (C) any event occurs as a result of which the Canadian Prospectus or the U.S. Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or the Warrant Registration Statement or supplement the Canadian Prospectus, the Canadian Warrant Prospectus, the U.S. Prospectus or the U.S. Warrant Prospectus to comply with the Act, the Exchange Act, or Canadian Securities Laws or the respective rules thereunder; and (D) any change in any material fact (which for the purposes of this Agreement shall be deemed to include the disclosure of any previously undisclosed material fact) contained in the Canadian Prospectus, the Canadian Warrant Prospectus, the U.S. Prospectus and the U.S. Warrant Prospectus, including all documents incorporated by reference, which fact or change is, or may be, of such a nature as to render any statement in the Canadian Prospectus, the Canadian Warrant Prospectus, the U.S. Prospectus or the U.S. Warrant Prospectus misleading or untrue or which would result in any of such document not complying (to the extent that such compliance is required) with the Canadian Securities Laws, the Act or the Exchange Act, (ii) promptly, and in any event within any applicable time limitation, comply, to the satisfaction of the Underwriters, with all applicable filings and other requirements under the Canadian Securities Laws, the Act and the Exchange Act and as a result of such fact or change, and (iii) supply any amended Canadian Prospectus, U.S. Prospectus, Canadian Warrant Prospectus or U.S. Warrant Prospectus to the Underwriters in such quantities as the Underwriters may reasonably request. The Company and the Selling Shareholder shall in good faith discuss with the Underwriters any fact or change in circumstances (actual, anticipated, contemplated or threatened, financial or otherwise) which is of such a nature that there is reasonable doubt whether written notice need be given under this paragraph.

     (n) The Company will, as soon as possible and in any event no later than three Business Days following the date of this Agreement, under the applicable laws of the Province of Quebec or, in the event the Company fails to obtain the Resale Exemption by such date, under the applicable laws of the Qualifying Provinces, prepare, file and obtain a receipt or an MRRS Decision Document issued by the Reviewing Authority pursuant to the Securities Act (Quebec) and the regulations thereunder or NP 43-201, as applicable (such decision document evidencing that a receipt has been issued by the Qualifying Authorities in each Qualifying Province) in respect of, a preliminary shelf prospectus of the Company relating to the Underlying Common Shares and the Underlying Company Common Shares, in a form acceptable to the Underwriters acting reasonably, established in accordance with National Instrument 44-102, including the documents incorporated by reference (in the English and French languages, as applicable, the "Canadian Preliminary Warrant Prospectus") and other related documents in respect of the proposed distribution of the Underlying Common Shares and the Underlying Company Common Shares. The Company shall also, concurrently with the filing of the Canadian Preliminary Warrant Prospectus, prepare and file pursuant to the multi-jurisdictional disclosure system with the Commission a registration statement on Form F-10 covering the registration of the Underlying Common Shares and the Underlying Company Common Shares under the Act, including the

            Canadian Preliminary Warrant Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) (the "U.S. Preliminary Warrant Prospectus"). Such registration statement on Form F-10, including the exhibits thereto and the documents incorporated by reference therein, as amended at the time it becomes effective and in the event of any post-effective amendments, as of the date the effectiveness of such amendment, is herein called the "Warrant Registration Statement." The Company will use its reasonable best efforts to maintain the effectiveness of the Warrant Registration Statement or another registration statement providing for the registration of the continuous offering of the Underlying Common Shares and the Underlying Company Common Shares until the earlier of the expiration date of the Warrants and the date upon which all such Warrants have been exercised. The Company shall supply any amended Canadian Prospectus, U.S. Prospectus, Canadian Warrant Prospectus or U.S. Warrant Prospectus to the Underwriters in such quantities as the Underwriters may reasonably request. The prospectus included in the Warrant Registration Statement at the time it becomes effective, including the documents incorporated by reference therein, is herein called the "U.S. Warrant Prospectus".

     (o) The Company shall, as soon as possible after any comments of the Qualifying Authorities have been satisfied and in any event no later than 5:00 p.m. (Montreal time) on the Business Day before the Closing Date, under the applicable laws of the Province of Quebec or, in the event the Company fails to obtain the Resale Exemption by such date, under the applicable laws of the Qualifying Provinces, prepare, file and obtain a receipt or an MRRS decision document issued by the Reviewing Authority pursuant to the Securities Act (Quebec) and the regulations thereunder or NP 43-201, as applicable (such decision document evidencing that a receipt has been issued by the Qualifying Authorities in each Qualifying Province), in respect of, a final shelf prospectus of the Company relating to the Underlying Common Shares and the Underlying Company Common Shares in a form acceptable to the Underwriters acting reasonably, including the documents incorporated by reference in the English and French languages, as applicable (the "Canadian Final Warrant Prospectus"), and other related documents in respect of the proposed distribution of the Underlying Common Shares and the Underlying Company Common Shares. The Company shall also, concurrently with the filing of the Canadian Final Warrant Prospectus, prepare and file pursuant to the multi-jurisdictional disclosure system with the Commission, an amendment to the Warrant Registration Statement, including the Canadian Final Warrant Prospectus in the English language (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission), and the Company shall cause the Warrant Registration Statement to become effective by the Commission pursuant to the Act. The Company will also prepare and file with the Commission an Appointment of Agent for Service of Process and Undertaking on Form F-X in conjunction with the filing of the Warrant Registration Statement (the "Warrant Form F-X").

     (p) After the Closing Time, the Underwriters shall (i) use their best efforts to complete the distribution of the Securities as promptly as possible; and (ii) give prompt written notice to the Company when, in the opinion of the Underwriters, they have completed distribution of the Securities, including the total proceeds realized in each of the Qualifying Provinces and in any other jurisdiction.

     (q) The Company, during the period when the U.S. Prospectus or the U.S. Warrant Prospectus, as applicable, is required to be delivered under the Act or the Exchange Act in respect of the offer and sale of the Securities or the Underlying Common Shares, will file all documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the time periods required by the such Act and the rules and regulations of the Commission thereunder.

     (r) The Company agrees to: (A) enter into the Warrant Agreement and appoint Computershare Trust Company of Canada as Warrant Agent thereunder, and (B) enter into the Delivery Agreement with the Selling Shareholder, SGF, SGF Rexfor and the Warrant Agent.

     (s) The Selling Shareholder agrees to enter into the Delivery Agreement with the Company and the Warrant Agent and to deposit the Underlying Common Shares with the Warrant Agent for the account of the Warrant holders and the Company.

     (t) The Company agrees to apply for listing of the Warrants on the Toronto Stock Exchange.

     (u) The Underwriters hereby covenant with each of the Selling Shareholder and the Company, and acknowledges that each of the Selling Shareholder and the Company are relying on such covenants in entering into this Agreement, that:

         (i) the Underwriters will offer the Common Shares and Warrants as units for sale to the public and will sell the Securities only in those jurisdictions in Canada where they may be lawfully offered for sale and then only at a price not exceeding the price per Securities set out in the cover page of the Prospectus. The Underwriters shall cause a similar undertaking to be contained in any agreement entered into by members of any banking or selling group established in connection with the offering of Securities contemplated hereby;

         (ii) the Underwriters agree that they have and will distribute the Securities in a manner which complies with Canadian Securities Laws; and

         (iii) the Underwriters will advise the Company by written notice of the date of termination of the period of offering of the Securities;

     Notwithstanding the foregoing, an Underwriter will not be liable to the Selling Shareholder and to the Company under this Section with respect to a default by another Underwriter under this Section.

     7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholder contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

     (a) As of the Closing Time, the Canadian Prospectus and the Canadian Warrant Prospectus shall have each been filed with the Qualifying Authorities and an MRRS Decision Documents shall have been obtained from the Reviewing Authority evidencing issuance by the Qualifying Authorities of a receipt in respect of each of the Canadian Prospectus and the Canadian Warrant Prospectus; and no order having the effect of ceasing or suspending the distribution of or the trading in the Common Shares, the Warrants or the Underlying Common Shares or any other securities of the Company shall have been issued by any Qualifying Authority or any stock exchange and no proceedings for that purpose shall have been instituted or threatened by any Qualifying Authority or any stock exchange and any request for additional information shall have been complied with.

     (b) The Registration Statement and the Warrant Registration Statement, and any amendment thereto, shall have each been filed with the Commission and shall have each become effective under the Act on the Business Day prior to the Closing Date and no stop order suspending the effectiveness of either of the Registration Statement or the Warrant Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the Commission and any request for additional information shall have been complied with.

     (c) The Company shall have requested and caused Ogilvy Renault, Canadian counsel for the Company, to have furnished to the Underwriters their opinion, dated the Closing Date and addressed to the Company, its U.S. counsel, the Selling Shareholder, its counsel, the Underwriters and their counsel, to the effect that:

         (i) each of the Company and Norampac has been incorporated and is existing under the Canada Business Corporations Act and is registered under an Act respecting the legal publicity of sole proprietorships, partnerships and legal persons (Quebec) and the Company has all the requisite corporate power and authority to own or lease its property and assets and to conduct its business as described in the Canadian Warrant Prospectus, the Canadian Prospectus;

         (ii) the Company's authorized share capital is as set forth under the heading "Description of Share Capital" in the Canadian Prospectus;

         (iii) the Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms;

         (iv) the Warrants have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and non-assessable;

         (v) each of the Company and Norampac is duly qualified to carry on business as an extra-provincial corporation or a foreign corporation in the provinces of Canada and is in good standing under the laws of each jurisdiction which requires such qualification other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

         (vi) the Toronto Stock Exchange has conditionally approved the listing of the Warrants, subject to the Company fulfilling all of the requirements of the Toronto Stock Exchange; and the Common Shares and the Underlying Common Shares are duly listed on the Toronto Stock Exchange and the New York Stock Exchange;

         (vii) the statements included (i) in the Canadian Prospectus and the Canadian Warrant Prospectus under the headings "Eligibility for Investment", "Statutory Rights of Withdrawal and Rescission", "Certain Income Tax Considerations -- Canadian Federal Income Tax Considerations", "Description of Share Capital", "Details of the Offering" and "Plan of Distribution"; and (ii) in the Registration Statement under "Indemnification" insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

         (viii) to such counsel's knowledge, after due inquiry, no order having the effect of ceasing or suspending the distribution or trading of the Common Shares, Warrants or the Underlying Common Shares has been issued by the Qualifying Authorities, the Toronto Stock Exchange or any court and no proceedings for that purpose have been instituted or threatened;

         (ix) the Canadian Prospectus and the Canadian Warrant Prospectus (including the documents incorporated by reference but excluding the financial statements and other financial information contained or incorporated by reference therein, as to which such counsel need express no opinion) each comply as to form with the applicable requirements of Canadian Securities Laws as interpreted by the Qualifying Authorities;

         (x) an MRRS Decision Document for each of the Canadian Prospectus and the Canadian Warrant Prospectus has been obtained from the Reviewing Authority and the Reviewing Authority has not revoked such MRRS Decision Document; there are no other documents, reports or other information that in accordance with the requirements of the Qualifying Authorities must be filed or made publicly available in connection with the offering of the Securities and the Underlying Common Shares; and no other consent, approval, authorization, filing with or order of any court or governmental agency authority or body or any arbitrator of Canada or any province thereof is required in connection with the transactions contemplated herein, except such as have been obtained or made under Canadian Securities Laws in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Canadian Prospectus and such other approvals (specified in such counsel's opinion) as have been obtained;

         (xi) the Company is eligible to use a short form prospectus under 44-101 and the shelf prospectus procedure under 44-102;

         (xii) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Warrant Agreement and the Delivery Agreement;

         (xiii) the Warrant Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms;

         (xiv) the Delivery Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms;

         (xv) the Common Shares and the Underlying Common Shares have been duly authorized and validly issued and are outstanding as fully paid and non-assessable;

         (xvi) The Company has duly reserved for issuance the Underlying Company Common Shares and such common shares, when issued, delivered and paid for by the holders of Warrants will be validly issued as fully paid an non-assessable;

         (xvii) the issue, sale and delivery by Company of the Underlying Company Common Shares and the sale and delivery by the Selling Shareholder of the Underlying Common Shares is exempt from the prospectus and registration requirements of the securities laws of the Qualifying Provinces provided that no commission or other remuneration is paid or given to others in respect of such issuance and delivery, except for ministerial, administrative or professional services, or for services performed by a registered dealer, subject to customary qualifications;

         (xviii) the first trade of the Underlying Common Shares and the Underlying Company Common Shares following their issue, sale and delivery by the Company is not subject to the prospectus requirements of the securities laws of the Qualifying Provinces subject to customary qualifications and restrictions under applicable securities legislation;

         (xix) Computershare Trust Company has been duly appointed as the registrar and transfer agent in Canada in respect of the Common Shares and warrant agent in respect of the Warrants and Bank of New York has been duly appointed as the co-transfer agent in the United States in respect of the Common Shares;

         (xx) the form of definitive certificate representing the Warrants has been duly approved and adopted by the Company and complies with the provisions of the Canada Business Corporations Act;

         (xxi) for the purposes of the Income Tax Act (Canada), the Common Shares and Warrants included in the Securities, as of the date hereof, are qualified investments under the Income Tax Act (Canada) and the Regulations thereunder for a trust governed by a registered retirement savings plan, registered retirement income fund, a deferred profit sharing plan or a registered educations savings plan;

         (xxii) as of the date hereof, the Common Shares and the Warrants included in the Securities will not constitute "foreign property" for the purposes of Part XI of the Income Tax Act (Canada);

         (xxiii) neither the execution and delivery of this Agreement, the Warrant Agreement or the Delivery Agreement, the issue and sale of the Warrants, the issue of the Underlying Company Common Shares, nor the consummation of any other of the transactions herein contemplated nor the fulfilment of the terms hereof will conflict with, result in a breach or violation of or constitutes or will constitute a default under or results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the articles or by-laws of the Company or its subsidiaries, (ii) the terms such material agreements as are set out in a schedule to such counsel's opinion that is acceptable to the Underwriters' counsel, or (iii) any statute, law, rule, regulation, judgment, order or decree of Canada that such counsel would normally expect to apply to the Company or its subsidiaries in connection with transactions of this nature, or court, regulatory body, administrative agency, governmental body, arbitrator or other authority of Canada that such counsel would normally expect to have jurisdiction over the Company or its subsidiaries, or any of its or their properties, in connection with transactions of this nature;

         (xxiv) no stamp duty, registration or documentary taxes, duties or similar charges are payable under the laws of the Province of Quebec or the federal laws of Canada applicable therein in connection with the creation, issuance and delivery to the Underwriters of the Securities or the authorization, execution and delivery of this Agreement, the Warrant Agreement or the Delivery Agreement;

         (xxv) the Company is a reporting issuer in each of the Qualifying Provinces (where such notion exists), and is not included in a list of defaulting reporting issuers maintained pursuant to the applicable securities laws of each such jurisdiction;

         (xxvi) the Securities and the Underlying Common Shares are eligible investments as described under the heading "Eligibility for Investment" in the Canadian Prospectus; and

         (xxvii) each of the Canadian Preliminary Prospectus, the Canadian
               Prospectus, the Canadian Preliminary Warrant Prospectus and the Canadian Warrant Prospectus, in both the French and English language versions thereof, and the filing thereof under the securities laws of all the Qualifying Provinces, have been duly approved by the Board of Directors of the Company and each of the Canadian Preliminary Prospectus, the Canadian Prospectus, the Canadian Preliminary Warrant Prospectus and the Canadian Warrant Prospectus, in both the French and English language versions thereof, has been duly executed pursuant to such approval in the name of the Company by duly authorized directors and officers of the Company.

     In addition to rendering the opinions set forth above, such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Canadian Prospectus and in conferences with certain officers and other representatives of and counsel for the Company, representatives of the independent accountants for the Company and representatives of and counsel for the Underwriters in connection with the preparation of the Canadian Prospectus at which the contents of the Canadian Prospectus and the Canadian Warrant Prospectus and related matters were discussed and although such counsel has not independently verified, and (except as to those matters and to the extent set forth in the opinions referred to in subsection (vii) of this paragraph 7(c)) is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Canadian Prospectus or any amendment or supplement thereto, on the basis of such participation, such counsel has no reason to believe that (i) as of its date, the Canadian Prospectus or the Canadian Warrant Prospectus, as amended or supplemented, (ii) as of the date of its issue, any amendment or supplement to the Canadian Prospectus or the Canadian Warrant Prospectus, and (iii) on the Closing Date, the Canadian Prospectus or the Canadian Warrant Prospectus, as amended or supplemented as of such date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than the financial statements and related schedules and notes thereto and other financial information included or incorporated by reference therein, as to which such counsel need express no opinion).

     In rendering such opinion, such counsel may rely (i) as to matters involving the application of laws of any jurisdiction other than the Province of Quebec or the federal laws of Canada, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (ii) as to matters of fact, to the extent they seem proper, on certificates of responsible officers of the Company and public officials.

References to the Canadian Prospectus in this paragraph (c) include any amendments thereto at the Closing Date.

     (d) The Company shall have requested and caused Debevoise & Plimpton, U.S. counsel for the Company, to have furnished to the Underwriters their opinion, dated the Closing Date, and addressed to the Underwriters and the Selling Shareholder, to the effect that:

         (i) each of Domtar Industries Inc., Domtar A.W. Corp., Domtar Maine Corp., Ris Paper Company, Inc. and E.B. Eddy Paper, Inc. (individually a "U.S. Subsidiary" and collectively the "U.S. Subsidiaries") (i) is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and (ii) has full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the U.S. Prospectus;

         (ii) all the outstanding shares of capital stock of each of Domtar A.W. Corp., and Domtar Maine Corp. have been duly and validly authorized and issued and are fully paid and non-assessable;

         (iii) the statements included in the U.S. Prospectus under the heading "Certain Income Tax Considerations -- United States Federal Income Tax Considerations", insofar as such statements purport to summarize certain United States Federal income tax consequences of the purchase, ownership and disposition of the Warrants and Common Shares by certain U.S. holders, provide a fair summary of such consequences under current law.

         (iv) the Company meets the general eligibility requirements for use of Form F-10 under the Act; the Registration Statement and the Warrant Registration Statement have each become effective under the Act; the Form F-X and the Warrant Form F-X were filed with the Commission prior to the effectiveness of the Registration Statement or the Warrant Registration Statement, respectively; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or the Warrant Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and, assuming that the Canadian Prospectus and the Canadian Warrant Prospectus comply as to form in all material respects and has been prepared in accordance with the requirements of all applicable Canadian Securities Laws as interpreted and applied by the Reviewing Authority, including without limitation (A) that there are no documents, reports or other information that in accordance with the requirements of the Qualifying Authorities must be filed or made publicly available in connection with the offering of the Securities and (B) that, other than a form of this Agreement, there were no publicly available documents filed with the Reviewing Authority or any other Canadian regulatory authority,
               (x) the Registration Statement and the U.S. Prospectus and the Warrant Registration Statement and the U.S. Warrant Prospectus (other than the financial statements and related schedules and notes thereto and other financial information contained or incorporated by reference therein, as to which such counsel need express no opinion) and the Form F-X and the Warrant Form F-X, comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder and (y) there is no document required to be filed as an exhibit to the Registration Statement or the Warrant Registration Statement by the Act which has not been so filed;

         (v) the Company is not and, after giving effect to the offering and sale of the Securities, will not be required to be registered as an "investment company" (as defined in the Investment Company Act of 1940, as amended) under the Investment Company Act of 1940, as amended;

         (vi) no consent, approval, authorization, filing with or order of any court or governmental agency or body or any arbitrator of the State of New York or the United States is required in connection with the authorization, execution and delivery by the Company of this Agreement, the Warrant Agreement or the Delivery Agreement and the performance by the Company of its obligations thereunder, or for the offering, issuance, sale or delivery of the Securities, except such as have been obtained under the Act or such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the U.S. Prospectus and such other approvals (specified in such opinion) as have been obtained;

         (vii) assuming the authorization, execution and delivery of this Agreement, the Warrant Agreement and the Delivery Agreement by the Company under the laws of the Province of Quebec and the applicable federal laws of Canada and assuming this Agreement, the Warrant Agreement and the Delivery Agreement are each a valid and binding agreement of the Company under the laws of the Province of Quebec and the applicable federal laws of Canada, under the laws of the State of New York relating to submission to jurisdiction, the Company has validly appointed CT Corporation System in Section 13 of this Agreement for the purposes described in this Agreement; and

         (viii) the execution and delivery by the Company of this Agreement, the Warrant Agreement, the Delivery Agreement, the performance by the Company of its obligations thereunder, the sale of the Common Shares and the issue and delivery of the Warrants do not result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to (i) the charter or by-laws of the U.S. Subsidiaries, (ii) the terms of such material agreements as are set out in a schedule to such counsel's opinion that is acceptable to the Underwriters' counsel or (iii) any United States federal or New York State statute, law, rule, regulation or, to the knowledge of such counsel, any judgment, order or decree applicable to the Company or its subsidiaries of any United States federal or New York State court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties in the United States.

     In addition to rendering the opinions set forth above, such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Registration Statement and the U.S. Prospectus and in conferences with certain officers and other representatives of and counsel for the Company, representatives of the independent accountants for the Company and representatives of and counsel for the Underwriters in connection with the preparation of the U.S. Prospectus and the Registration Statement at which the contents of the U.S. Prospectus and the Registration Statement and related matters were discussed and although such counsel has not independently verified, and (except as to those matters and to the extent set forth in the opinions referred to in subsection (iii) of this paragraph 7(d))) is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the U.S. Prospectus or any amendment or supplement thereto, on the basis of such participation, such counsel has no reason to believe (a) that the Registration Statement (other than the financial statements and related schedules and notes thereto and other financial information included or incorporated by reference therein, as to which such counsel need express no belief) as of the Effective Time contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) that, (i) as of its date, the U.S. Prospectus, as amended or supplemented, (ii) as of the date of its issue, any amendment or supplement to the U.S. Prospectus and (iii) on the Closing Date, the U.S. Prospectus, as amended or supplemented as of such date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than the financial statements and related schedules and notes thereto and other financial information included or incorporated by reference therein, as to which such counsel need express no belief).

     In rendering such opinion, such counsel may rely (i) as to matters involving the application of laws of any jurisdiction other than the State of New York, State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the

Underwriters and (ii) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Canadian Prospectus and the U.S. Prospectus in this paragraph
(d) include any supplements thereto at the Closing Date.

     (e) The Underwriters shall have received the opinion of Gilles Pharand, General Counsel for the Company, dated the Closing Date, and addressed to the Underwriters and the Selling Shareholder, to the effect that:

         (i) the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities and the sale of the Common Shares and the issuance and delivery of the Warrants will not be subject to any preemptive or other rights to subscribe for any securities of the Company; and, except as set forth in the Canadian Prospectus and the U.S. Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

         (ii) all the outstanding shares of capital stock of Domtar Industries Inc. have been duly and validly authorized and issued and are fully paid and non assessable; and except as otherwise set forth in the Canadian Prospectus and the U.S. Prospectus, all outstanding shares of capital stock of each Significant Subsidiary and 50% of the outstanding shares of capital stock of Norampac are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance, other than where such security interests, claims, liens or encumbrances would not have a Material Adverse Effect; and

         (iii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property that (i) is of a character required to be disclosed in the Canadian Prospectus, the Canadian Warrant Prospectus, the U.S. Prospectus and the U.S. Warrant Prospectus which is not adequately disclosed in the Canadian Prospectus, the Canadian Warrant Prospectus, the U.S. Prospectus and the U.S. Warrant Prospectus, (ii) could reasonably be expected to have a material adverse effect on the Company's ability to perform its obligations under this Agreement or to consummate the transactions contemplated hereby or (iii) except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus, could reasonably be expected to have a Material Adverse Effect;

         (iv) to the knowledge of such counsel, after due inquiry, the Company and its subsidiaries (i) are in compliance with all Environmental Laws and (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted and as described in the Canadian Prospectus, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect;

         (v) no holders of the outstanding shares of capital stock of the Company have rights to require the Company to file a prospectus under Canadian Securities Laws with respect to any securities of the Company or to require the Company to include such securities with the Securities qualified under the Canadian Prospectus;

         (vi) neither the execution and delivery of this Agreement, the sale of the Common Shares, the issuance and delivery of the Warrants and the issuance or delivery of the Underlying Common Shares or any other common shares of the Company upon exercise of the Warrants, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or constitutes or will constitute a default under or results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or bond, debenture or other evidence of indebtedness or any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or its subsidiaries is a party or bound or to which its or their property is subject; and

         (vii) the French language translation of the management proxy circular dated March 27, 2002 which is incorporated by reference in the Canadian Preliminary Prospectus and the Canadian Prospectus is in all material respects a complete and proper translation of the English language version thereof.

     In addition to rendering the opinions set forth above, such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Canadian Prospectus and in conferences with certain officers and other representatives of and counsel for the Company, representatives of the independent accountants for the Company and representatives of and counsel for the Underwriters in connection with the preparation of the Canadian Prospectus at which the contents of the Canadian Prospectus and related matters were discussed and although such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Canadian Prospectus or any amendment or supplement thereto, on the basis of such participation, such counsel has no reason to believe that, (i) as of its date, the Canadian Prospectus, as amended or supplemented, (ii) as of the date of its issue, any amendment or supplement to the Canadian Prospectus and (iii) on the Closing Date, the Canadian Prospectus, as amended or supplemented as of such date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to mike the statements therein, in light of the circumstances under which they were made, not misleading (other than the financial statements and related schedules and notes thereto and other financial information included or incorporated by reference therein, as to which such counsel need express no belief).

     In rendering such opinion, such counsel may rely (i) as to matters involving the application of laws of any jurisdiction other than the Province of Quebec or the Federal laws of Canada, to the extent he deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom he believes to be reliable and who are satisfactory to counsel for the Underwriters and (ii) as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Company and public officials. References to the Canadian Prospectus in this paragraph (e) include any supplements thereto at the Closing Date.

     (f) The Underwriters shall have received the opinion of Fasken Martineau DuMoulin LLP, counsel for the Selling Shareholder, SGF Rexfor and SGF, dated the Closing Date, and addressed to the Underwriters, to the effect that the Agreement has been duly authorized and executed by or on behalf of each of the Selling Shareholder and SGF. The Agreement constitutes a legal, valid and binding obligation of each of the Selling Shareholder, SGF and SGF Rexfor and, enforceable against each of them in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally (including the provisions of the Quebec Civil Code) and except as limited by the application of equitable principles when equitable remedies are sought and subject to the fact that rights of indemnity and contribution may be limited by applicable law.

     (g) The Underwriters shall have received the opinion of Me Marc Paquet, Vice-President, Legal Affairs and Corporate Secretary of SGF, dated the Closing Date, and addressed to the Underwriters, to the effect that:

         (i) each of SGF Rexfor and the Selling Shareholder has been incorporated and is existing under part IA of the Companies Act (Quebec) and has all the requisite corporate power to own or lease its property and assets and to conduct its business in its current form. SGF is validly existing pursuant to An Act respecting Societe Generale de Financement du Quebec (Quebec);

         (ii) each of SGF Rexfor and the Selling Shareholder is in good standing under An Act respecting the legal publicity of sole proprietorships, partnerships and legal persons (Quebec). SGF is not required to register pursuant to such act;

         (iii) all of the issued and outstanding shares of the Selling Shareholder are registered in the name of SGF Rexfor and all of the issued and outstanding shares of SGF Rexfor are registered in the name of SGF;

         (iv) the Selling Shareholder has valid marketable title to the Common Shares and the Underlying Common Shares, free and clear of any hypothec, lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction on transfer of any kind (other than pursuant to the Delivery Agreement) and such Common Shares and Underlying Common Shares shall be sold and delivered by the Selling Shareholder free and clear of any hypothec, lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction on transfer of any kind;

         (v) the Agreement, the Delivery Agreement and the transactions contemplated therein have been duly authorized, executed and delivered and all necessary corporate actions have been taken by each of the Selling Shareholder, SGF and SGF Rexfor;

         (vi) the execution and delivery by each of the Selling Shareholder, SGF and SGF Rexfor of the Agreement and the compliance by each of them with the provisions thereof and the consummation of the transactions contemplated therein does not conflict with, result in a breach or violation of or constitutes or will constitute a default under or results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Shareholder, SGF and SGF Rexfor pursuant to: (i) the constating documents, by-laws or resolutions of the directors or shareholders of each of the Selling Shareholder, SGF and SGF Rexfor, (ii) any material agreements of the Selling Shareholder or the Voting Agreement, or (iii) any law, judgment or decree applicable to the Selling Shareholder; and

         (vii) the waiver referred to in paragraph 2(h)(A) hereof was executed in writing by the parties to the Voting Agreement, in accordance with section 17 thereof.

     (h) The Underwriters shall have received from Shearman & Sterling, U.S. counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Underwriters, with respect to the sale of the Securities, the Registration Statement, the U.S. Prospectus, the Warrant Registration Statement and the U.S. Warrant Prospectus (together with any supplement thereto) and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (i) The Underwriters shall have received from Osler, Hoskin & Harcourt LLP, Canadian counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Underwriters, with respect to the issuance and sale of the Securities, the Canadian Prospectus (together with any supplement thereto) and other related matters the Underwriters may reasonably require and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (j) The Company shall have furnished to the Underwriters and the Selling Shareholder a certificate of the Company, signed by the President and Chief Executive Officer and the Senior Vice President and Chief Financial Officer of the Company, dated the Closing Date, to the effect that:

         (i) the signers of such certificate have carefully examined the Registration Statement, the Warrant Registration Statement, the Canadian Prospectus, the Canadian Warrant Prospectus, the U.S. Prospectus and the U.S. Warrant Prospectus, any amendments thereto and this Agreement;

         (ii) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

         (iii) no stop order suspending the effectiveness of the Registration Statement or stop order preventing or suspending the use of any prospectus relating to the Securities has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened by any Qualifying Authority, stock exchange or the Commission; and

         (iv) since the date of the most recent financial statements included in the Canadian Prospectus and the U.S. Prospectus, there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus.

     (k) The Selling Shareholder shall have furnished to the Underwriters a certificate of the Selling Shareholder, signed by the President and the Vice-President, Legal Affairs and Corporate Secretary of the Selling Shareholder, dated the Closing Date, to the effect that:

         (i) the signers of such certificate have carefully examined the Registration Statement, the Canadian Prospectus and U.S. Prospectus, any amendments to the Canadian Prospectus and U.S. Prospectus and this Agreement; and

         (ii) the representations and warranties of the Selling Shareholder in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Selling Shareholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

     (l) The Company shall have requested and caused each of PricewaterhouseCoopers LLP and Raymond Chabot Grant Thornton, a general partnership, independent chartered accountants of the Company to have furnished to the Underwriters, at the Execution Time, at the Effective Time and on the Closing Date, letters, dated respectively as of the Execution Time, at the Effective Time and on the Closing Date, in form and substance satisfactory to the Underwriters and their counsel, together with signed or reproduced copies of such letter for each of the Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Canadian Prospectus and the U.S. Prospectus.

     (m) The Underwriters and the Selling Shareholder shall have received on the Closing Date an opinion of PricewaterhouseCoopers LLP and Raymond Chabot Grant Thornton, a general partnership, dated as of the Closing Date, to the effect that the French language version of the audited consolidated financial statements for the fiscal years ended December 31, 2001, 2000 and 1999; the unaudited consolidated statements of earnings for the nine month periods ended September 30, 2002 and September 30, 2001 (including Management's Discussion and Analysis relating thereto); and the sections of the Company's Annual Information Form dated May 1, 2002 entitled "Selected Consolidated Financial Information" and "Management's Discussion and Analysis of Annual Results of Operations" is in all material respects a complete and proper translation of the English language version thereof and,
           (i) the financial statements of the Company, (ii) the Item 18 reconciliation with United States generally accepted accounting principles; and (iii) the Unaudited Pro Forma Consolidated Statements of Earnings and is in all material respects a complete and proper translation thereof.

     (n) The Representatives, on behalf of the Underwriters, shall have received copies of the Warrant Agreement and the Delivery Agreement duly executed by the respective parties thereto.

     (o) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (l) of this Section 7 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto) the effect of which, in any case referred to, in clause (i) or (ii) above, is, in the sole judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto).

     (p) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Underwriters may reasonably request.

     (q) The Company shall have furnished to the Underwriters on or prior to the Closing Date satisfactory evidence of its due and valid authorization of CT Corporation System as its agent to receive service of process to Section 13 hereof, and satisfactory evidence from CT Corporation System accepting its appointment as such agent.

     (r) (A) The Common Shares and the Underlying Common Shares shall be listed and admitted and authorized for trading on the New York Stock Exchange and (B) the Warrants shall have been conditionally approved for listing on the Toronto Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Underwriters.

     (s) (A) The Company shall have obtained from the Qualifying Authorities exemptive relief from any applicable issuer bid requirements provided for in Canadian Securities Laws relating to the purchase for cancellation by the Company of any common shares in the event the Selling Shareholder fails to deliver the Underlying Common Shares; and (B) the Company shall have obtained from the Qualifying Authorities exemptive relief (the "Resale Exemption") from any applicable prospectus filing and delivery, and dealer registration, requirements or resale restrictions provided for in Canadian Securities Laws that would be applicable to the distribution by the Company of any Underlying Common Shares, unless the Company shall have previously obtained a final receipt from the Reviewing Authority with respect to the Canadian Warrant Final Prospectus.

     If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 7 shall be delivered at the office of Ogilvy Renault, 1981 McGill College Avenue, Suite 1100, Montreal, Quebec, H3A 3C1, Canada on the Closing Date.

     8. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Selling Shareholder, SGF or SGF Rexfor to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Selling Shareholder, SGF and SGF Rexfor, acting solidarily, will reimburse the Underwriters through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Underwriters) that shall have been incurred by them in connection with the proposed sale of the Securities.

     9. Indemnification and Contribution

     (a) The Company agrees to indemnify and hold harmless each Underwriter, the Selling Shareholder, SGF Rexfor and SGF and their respective directors, officers, employees, agents and affiliates and each person who controls any Underwriter or the Selling Shareholder, SGF Rexfor and SGF within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or solidary, to which they or any of them may become subject under the Act, Canadian Securities Laws, the Exchange Act or other Canadian federal or provincial, United States federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities or the Underlying Common Shares, as originally filed or in any amendment thereof, or in any Canadian Preliminary Prospectus, U.S. Preliminary Prospectus, the Canadian Final Prospectus or the U.S. Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any misrepresentation or alleged misrepresentation contained in any Canadian Preliminary Prospectus or the Canadian Final Prospectus; and (iii) any breach by the Company of its representations, warranties, covenants or obligations to be complied with under this Agreement, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter or the Selling Shareholder specifically for inclusion therein; provided further, that with respect to any untrue statement or omission of material fact made in any Canadian Preliminary Prospectus, U.S. Preliminary Prospectus, the Canadian Final Prospectus, or the U.S. Prospectus, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Canadian Prospectus or the U.S. Prospectus to the Underwriters, (x) delivery of the Canadian Prospectus or the U.S. Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Canadian Preliminary Prospectus or the U.S. Preliminary Prospectus was corrected in the Canadian Final Prospectus or the U.S. Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Canadian Final Prospectus or the U.S. Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) The Selling Shareholder, SGF and SGF Rexfor agree, acting solidarily, to indemnify and hold harmless each Underwriter, the Company, and their respective directors, officers, employees, agents and affiliates and each person who controls any Underwriter or the Company within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or solidary, to which they or any of them may become subject under the Act, Canadian Securities Laws, the Exchange Act or other Canadian federal or provincial, United States federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any information provided in writing by the Selling Shareholder, SGF Rexfor or SGF for inclusion in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Canadian Preliminary Prospectus, U.S. Preliminary Prospectus, Canadian Preliminary Warrant Prospectus, U.S. Preliminary Warrant Prospectus, the Canadian Final Prospectus, the Canadian Warrant Prospectus, the U.S. Prospectus or the U.S. Warrant Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,
            (ii) any misrepresentation or alleged misrepresentation contained in any information provided in writing by the Selling Shareholder, SGF Rexfor or SGF for inclusion in the Canadian Preliminary Prospectus or the Canadian Final Prospectus, and (iii) any breach by the Selling Shareholder, SGF or SGF Rexfor of its representations, warranties, covenants or obligations to be complied with under this Agreement, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that with respect to any untrue statement or omission of material fact made in any Canadian Preliminary Prospectus, U.S. Preliminary Prospectus, Canadian Preliminary Warrant Prospectus, U.S. Preliminary Warrant Prospectus, the Canadian Final Prospectus, the Canadian Final Warrant Prospectus, the U.S. Prospectus or the U.S. Warrant Prospectus, the indemnity agreement contained in this Section 9(b) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Canadian Prospectus or the U.S. Prospectus to the Representatives, (x) delivery of the Canadian Prospectus or the U.S. Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Canadian Preliminary Prospectus, Canadian Preliminary Warrant Prospectus, the U.S. Preliminary Prospectus or the U.S. Preliminary Warrant Prospectus was corrected in the Canadian Final Prospectus or the U.S. Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Canadian Final Prospectus, the Canadian Warrant Prospectus, the U.S. Prospectus or the U.S. Warrant Prospectus. This indemnity agreement will be in addition to any liability which the Selling Shareholder may otherwise have. The Company and the Underwriters acknowledge that the information included in the first and second paragraphs under the heading "Selling Shareholder" contained in any Canadian Preliminary Prospectus, U.S. Preliminary Prospectus, Canadian Prospectus and U.S. Prospectus constitute the only information furnished in writing by or on behalf of the Selling Shareholder, SGF or SGF Rexfor for inclusion in any Preliminary Canadian Prospectus, U.S. Preliminary Prospectus, Canadian Prospectus or U.S. Prospectus.

     (c) Each Underwriter jointly and not solidarily agrees to indemnify and hold harmless the Company, the Selling Shareholder, their respective directors, each of their officers who signs the Registration Statement or the Canadian Prospectus, and each person who controls the Company of the Selling Shareholder within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, including to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Selling Shareholder acknowledge that (i) the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Plan of Distribution", and (ii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids contained in any Canadian Preliminary Prospectus, U.S. Preliminary Prospectus, Canadian Prospectus and U.S. Prospectus constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in any Preliminary Canadian Prospectus, U.S. Preliminary Prospectus, Canadian Prospectus or U.S. Prospectus.

     (d) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the Company shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons, which firm shall be designated in writing by the Representatives. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (e) In the event that the indemnity provided in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Shareholder and the Underwriters, jointly and not solidarily, agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Selling Shareholder and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect: (i) as between the Selling Shareholder, SGF Rexfor and SGF and the Underwriters, the relative benefits received by the Selling Shareholder, SGF Rexfor and SGF on the one hand and by the Underwriters on the other hand from the offering of the Securities;
            (ii) as between the Company and the Selling Shareholder, SGF Rexfor and SGF, the relative fault of the Company on the one hand and the Selling Shareholder, SGF Rexfor and SGF on the other hand; and (iii) as between the Company and the Underwriters, on the relative fault of the Company on the one hand and the Underwriters on the other hand; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among Underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided for in item (i) in the immediately preceding sentence is unavailable for any reason, the Selling Shareholder on the one hand and the Underwriters on the other hand, jointly and not solidarily, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such Selling Shareholder on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Selling Shareholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Canadian Prospectus and the U.S. Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided, with respect to item (ii) above, by the Company on the one hand or the Selling Shareholder on the other, with respect to item
            (iii) above, by the Company on the one hand or the Underwriters on the other, and with respect to item (i) above, in the event applicable, by the Selling Shareholder on the one hand and the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) or misrepresentation under Canadian Securities Laws shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation or misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement or the Canadian Prospectus and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

     10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated jointly and not solidarily to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 12.5% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement, the Canadian Prospectus or the U.S. Prospectus, or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     11. Termination.

     (a) This Agreement shall be subject to termination by any Underwriter (with respect to itself only) in the absolute discretion of such Underwriter, by notice given to the Company and the Selling Shareholder at any time prior to the Closing Time in accordance with paragraph 11(c), if, at any time prior to such Closing Time:

         (i) any enquiry, action, suit, investigation or other proceeding whether formal or informal is instituted, threatened or announced or any order is made by any federal, provincial or other governmental authority in relation to the Selling Shareholder or the Company, which, in the reasonable opinion of the Underwriters or any of them, operates to prevent or restrict the distribution or trading of the Securities;

         (ii) there should occur any material change or a change in any material fact such as is contemplated in paragraph 6(o), which results or, in the opinion of the Underwriters or any one of them, would be expected to have a significant adverse effect on the market price or value of the Securities;

         (iii) (A) trading in any of the Company's common shares shall have been suspended by the Commission, the Reviewing Authority, or the Toronto Stock Exchange or the New York Stock Exchange or trading in securities generally on the Toronto Stock Exchange or the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on any such Exchanges, (B) a banking moratorium shall have been declared either by U.S. Federal, New York State or Canadian federal authorities, (C) a change or development involving a prospective change in Canadian taxation affecting the Securities or the transfer thereof or the imposition of exchange controls by the United States or Canada, (D) there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence or any law or regulation which in the opinion of the Underwriters or any one of them seriously adversely affects, involves, or will seriously adversely affect, or involve, the financial markets or the business, operations or affairs of the Company and its subsidiaries taken as a whole.

     (b) The Selling Shareholder and the Company each agrees that all terms and conditions of this Agreement shall be construed as conditions and complied with so far as they relate to acts to be performed or caused to be performed by them, that they will use their best efforts to cause such conditions to be complied with, and that any breach or failure by the Selling Shareholder or the Company to comply with any such conditions shall entitle any of the Underwriters to terminate their obligations to purchase the Securities by notice to that effect given to the Selling Shareholder and the Company at or prior to the Closing Time, unless otherwise expressly provided in this Agreement. The Underwriters may waive, in whole or in part, or extend the time for compliance with, any terms and conditions without prejudice to its rights in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that any such waiver or extension shall be binding upon the Underwriters only if such waiver or extension is in writing and signed by the Representatives.

     (c) The rights of termination contained in paragraphs 11(a) and (b) may be exercised by any of the Underwriters and are in addition to any other rights or remedies any of the Underwriters may have in respect of any default, act or failure to act or non-compliance by the Selling Shareholder or the Company in respect of any of the matters contemplated by this Agreement or otherwise. In the event of any such termination, there shall be no further liability on the part of the Underwriters to the Selling Shareholder and the Company or on the part of the Selling Shareholder and the Company to the Underwriters except in respect of any liability which may have arisen or may arise after such termination under paragraphs 8 and 9. A notice of termination given by an Underwriter under paragraphs 11(a) and (b) shall not be binding upon any other Underwriter.

     12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8, 9, 13, 14 and 15 hereof shall survive the termination or cancellation of this Agreement.

     13. Agent for Service. The Company has appointed CT Corporation System, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any action arising out of or based on this Agreement or the transactions contemplated thereby which may be instituted in any New York Court expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

     14. Authority of Representatives. The Representatives are hereby authorized by each of the other Underwriters to act on its behalf and the Selling Shareholder and the Company shall be entitled to and shall act on any notice given in accordance with paragraph 14 or agreement entered into by or on behalf of the Underwriters by the Representatives, each of which represents and warrants that it has irrevocable authority to bind the Underwriters, except in respect of: (i) any consent to a settlement pursuant to paragraph 9(d) which consent shall be given by the Indemnified Party, and (ii) a notice of termination pursuant to paragraph 11 which notice may be given by any of the Underwriters. The Representatives shall consult with the other Underwriters concerning any matter in respect of which they act as representatives of the Underwriters.

     15. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed to National Bank Financial Inc., to the attention of Paul St-Michel, Managing Director (fax no.: (514) 390-7810), at 1155 Metcalfe Street, 5th Floor, Montreal, Quebec, H3B 4S9; if sent to the Company, will be mailed, delivered or telefaxed to Domtar Inc., 395 de Maisonneuve Blvd., West, Montreal, Quebec, H3A 1L6, (fax no.: (514) 848-6850) and confirmed to it at (514) 848-5400, attention of the General Counsel; or, if sent to the Selling Shareholder, will be mailed, delivered or telefaxed to Societe generale de financement du Quebec, to the attention of Vice President, Legal Affairs, (fax no. (514) 395-8055), at 600, De La Gauchetiere Street West, Suite 1700, Montreal, Quebec, H3B 4L8.

     16. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

     17. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the Province of Quebec and the federal laws applicable therein applicable to contracts made and to be performed within the Province of Quebec.

     18. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     19. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     20. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

         '$" shall mean Canadian dollars except as otherwise stated.

         "Acquired Mills" shall mean that portion of Georgia-Pacific Corporation's pulp and paper businesses acquired by Domtar Inc. on August 7, 2001.

         "Act" has the meaning provided in the second paragraph of this Agreement.

         "Agreement" shall mean this underwriting agreement dated December 10, 2002.

         "Authorized Agent" has the meaning provided in Section 13 hereof.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Montreal, Canada.

         "Canadian Final Prospectus" has the meaning provided in the third paragraph of this Agreement.

         "Canadian Final Warrant Prospectus" has the meaning provided in paragraph (o) of Section 6 hereof.

         "Canadian GAAP" has the meaning provided in paragraph (u) of Section 1 hereof.

         "Canadian Preliminary Prospectus" has the meaning provided in the second paragraph of this Agreement.

         "Canadian Preliminary Warrant Prospectus" has the meaning provided in paragraph (n) of Section 6 hereof.

         "Canadian Prospectus" shall mean the Canadian Preliminary Prospectus, the Canadian Final Prospectus, and any amendment or supplement thereto.

         "Canadian Warrant Prospectus" shall mean the Canadian Preliminary Warrant Prospectus, and the Canadian Final Warrant Prospectus, and any amendment or supplement thereto.

         "Canadian Securities Laws" means all applicable securities laws in each of the Qualifying Provinces and the respective rules or regulations made thereunder together with applicable published policy statements, blanket orders and applicable notices of the securities regulatory authorities in such provinces.

         "Closing Date" has the meaning provided in Section 4 hereof.

         "Closing Time" shall mean 8:00 a.m. on the Closing Date or such other time as the Underwriters may agree.

         "Commission" has the meaning provided in the second paragraph of this Agreement.

         "Common Shares" has the meaning provided in the first paragraph of this Agreement.

         "Company" has the meaning provided in the first paragraph of this Agreement.

         "Company Form F-X" has the meaning provided in the fourth paragraph of this Agreement.

         "Delivery Agreement" shall mean that certain delivery agreement, dated as of the Closing Date, by and between the Company, the Selling Shareholder, SGF, SGF Rexfor and the Warrant Agent.

         "Effective Time" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto became or becomes effective.

         "Environmental Laws" has the meaning provided in paragraph (gg) of
     Section 1 hereof.

         "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder adopted by the Commission.

         "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

         "Filings" has the meaning provided in paragraph (l) of Section 6 hereof.

         "Financial Information" has the meaning provided in paragraph (b) of
     Section 6 hereof.

         "Form F-X" has the meaning provided in the fourth paragraph of this Agreement.

         "Intellectual Property" has the meaning provided in paragraph (jj) of
     Section 1 hereof.

         "Lock-Up Period" has the meaning provided in paragraph (h) of Section 6 hereof.

         "Losses" has the meaning provided in paragraph (e) of Section 9 hereof.

         "Material Adverse Effect" has the meaning provided in paragraph (e) of
     Section 1 hereof.

         "MRRS Decision Document" shall mean a decision document issued under the mutual reliance review system pursuant to NP-43-201.

         "NP 43-201" shall mean National Policy No. 43-201.

         "NASD" has the meaning provided in paragraph (k) of Section 6 hereof.

         "Norampac" has the meaning provided in paragraph (f) of Section 1 hereof.

         "preliminary prospectus" shall mean each prospectus relating to the Securities (i) used in the United States (A) before the time such registration statement on Form F-10 becomes effective or (B) after such effectiveness and prior to the execution and delivery of this Agreement or
     (ii) filed in Canada, both in the English and French languages, as applicable, (A) before a receipt for the Canadian Final Prospectus has been obtained from the Reviewing Authority or (B) after such receipt has been obtained and prior to the execution and delivery of this Agreement.

         "Prospectus" shall mean collectively the Canadian Prospectus and the Canadian Warrant Prospectus.

         "Purchase Price" has the meaning provided in paragraph (a) of Section 3 of this Agreement.

         "Qualifying Authorities" has the meaning provided in the second paragraph of this Agreement.

         "Qualifying Provinces" has the meaning provided in the second paragraph of this Agreement.

         "Registration Statement" has the meaning provided in the second paragraph of this Agreement.

         "Representatives" shall mean collectively National Bank Financial Inc., CIBC World Markets Inc. and Merrill Lynch Canada Inc.

         "Resale Exemption" has the meaning provided in paragraph (s) of Section 7 hereof.

         "Restricted Activities" has the meaning provided in paragraph 6(h).

         "Reviewing Authority" has the meaning provided in the second paragraph of this Agreement.

         "Securities" has the meaning provided in the first paragraph of this Agreement.

         "Selling Shareholder" has the meaning provided in the first paragraph of this Agreement.

         "SGF" shall mean Societe generale de financement du Quebec.

         "SGF Rexfor" shall mean SGF Rexfor Inc.

         "Significant Subsidiary" shall have the meaning set forth under Rule 1-02 of Regulation S-X under the Act.

         "subsidiary" has the meaning provided in paragraph (e) of Section 1 hereof.

         "Supplementary Material" shall mean any amendment to the Canadian Prospectus or Registration Statement, any amended or supplemental prospectus or auxiliary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Company under the Canadian Securities Laws, the Act or the Exchange Act prior to the Closing Date or, where such documents are deemed to be incorporated by reference into the Canadian Prospectus, Registration Statement or U.S. Prospectus, prior to the expiry of the period of distribution of the Securities.

         "Trigger Amount" has the meaning provided in paragraph 6(i) hereof.

         "Trustee Form F-X" has the meaning provided in the fourth paragraph of this Agreement.

         "Underlying Common Shares" has the meaning provided in the first paragraph of this Agreement.

         "Underlying Company Common Shares" shall mean the common shares of the Company to be issued and/or delivered to the Warrant Agent in the event the Selling Shareholder fails to deliver the Underlying Common Shares.

         "Underwriters" has the meaning provided in the first paragraph of this Agreement.

         "Underwriting Fee" has the meaning provided in paragraph (b) of Section 3 hereof.

         "U.S. GAAP" has the meaning provided in paragraph (u) of Section 1 hereof.

         "U.S. Preliminary Prospectus" has the meaning provided in the second paragraph of this Agreement.

         "U.S. Preliminary Warrant Prospectus" has the meaning provided in paragraph (n) of Section 6 hereof.

         "U.S. Prospectus" shall mean the U.S. Preliminary Prospectus until such time as the Registration Statement becomes effective, then the U.S. Prospectus shall mean the prospectus included in the Registration Statement at the time it becomes effective, including any documents incorporated by reference.

         "U.S. Subsidiaries" has the meaning provided in paragraph (d) of
     Section 7 hereof.

         "U.S. Warrant Prospectus" has the meaning provided in paragraph (n) of
     Section 6 hereof.

         "Voting Agreement" has the meaning provided in paragraph 2(h) hereof.

         "Warrant Agent" has the meaning provided in the first paragraph of this Agreement.

         "Warrant Agreement" has the meaning provided in the first paragraph of this Agreement.

         "Warrant Form F-X" has the meaning provided in paragraph (o) of Section 6 hereof.

         "Warrant Registration Statement" has the meaning provided in paragraph
     (n) of Section 6 hereof.

         "Warrants" has the meaning provided in the first paragraph of this Agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Shareholder, SGF Rexfor, SGF and the Underwriters.

Very truly yours,

                                          NATIONAL BANK FINANCIAL INC.

                                          By: /s/ PAUL ST-MICHEL
                                            ------------------------------------

                                              Name: Paul St-Michel
                                              Title:

                                          CIBC WORLD MARKETS INC.

                                          By: /s/ JEAN RAYMOND
                                            ------------------------------------

                                              Name: Jean Raymond
                                              Title:

                                          MERRILL LYNCH CANADA INC.

                                          By: /s/ RICHARD DUFRESNE
                                            ------------------------------------

                                              Name: Richard Dufresne
                                              Title:

                                          BMO NESBITT BURNS INC.

                                          By: /s/ GEORGE HUCAL
                                            ------------------------------------

                                              Name: George Hucal
                                              Title:

                                          SCOTIA CAPITAL INC.

                                          By: /s/ PIERRE LE FEVRE
                                            ------------------------------------

                                              Name: Pierre Le Fevre
                                              Title:

                                          UBS BUNTING WARBURG INC.

                                          By: /s/ ALAIN AUCLAIR
                                            ------------------------------------

                                              Name: Alain Auclair
                                              Title:

                                          DESJARDINS SECURITIES INC.

                                          By: /s/ JACQUES LEMAY
                                            ------------------------------------

                                              Name: Jacques Lemay
                                              Title:

                                          TD SECURITIES INC.

                                          By: /s/ JACQUES MASSICOTTE
                                            ------------------------------------

                                              Name: Jacques Massicotte
                                              Title:

     The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

                                          DOMTAR INC.

                                          By: /s/ GILLES PHARAND
                                            ------------------------------------

                                              Name: Gilles Pharand
                                              Title:

                                          DOFOR INC.

                                          By: /s/ ANDRE L'ECUYER
                                            ------------------------------------

                                              Name: Andre L'Ecuyer
                                              Title:

                                          By: /s/ DINO FUOCO
                                            ------------------------------------

                                              Name: Dino Fuoco
                                              Title:

                                          SGF REXFOR INC.

                                          By: /s/ ANDRE L'ECUYER
                                            ------------------------------------

                                              Name: Andre L'Ecuyer
                                              Title:

                                          By: /s/ DINO FUOCO
                                            ------------------------------------

                                              Name: Dino Fuoco
                                              Title:

                                          SOCIETE GENERALE DE FINANCEMENT DU
                                          QUEBEC

                                          By: /s/ ANDRE L'ECUYER
                                            ------------------------------------

                                              Name: Andre L'Ecuyer
                                              Title:

                                          By: /s/ DINO FUOCO
                                            ------------------------------------

                                              Name: Dino Fuoco
                                              Title:

                                   SCHEDULE I

                                                                       NUMBER OF
                                                                    SECURITIES TO BE
                                                                       PURCHASED
                                                              ----------------------------
                                                                 COMMON
UNDERWRITERS                                                     SHARES         WARRANTS
------------                                                  ------------    ------------
National Bank Financial Inc.................................  4,270,008.52    4,270,008.52
CIBC World Markets Inc......................................  4,270,008.52    4,270,008.52
Merrill Lynch Canada Inc....................................  3,088,942.33    3,088,942.33
BMO Nesbitt Burns Inc.......................................  1,817,024.90    1,817,024.90
Scotia Capital Inc..........................................  1,817,024.90    1,817,024.90
UBS Bunting Warburg Inc.....................................  1,453,619.92    1,453,619.92
Desjardins Securities Inc...................................    726,809.96      726,809.96
TD Securities Inc...........................................    726,809.96      726,809.96
                                                              ------------    ------------
     TOTAL..................................................    18,170,249      18,170,249
                                                              ============    ============

                                  SCHEDULE II

COMMON SHARES

share certificate no. 355542 (8,200 shares) share certificate no. 354555 (5,616,923 shares) share certificate no. 333964 (6,100,000 shares) share certificate no. 343804 (600,375 shares) part of share certificate no. 291070 (5,844,751 shares)

UNDERLYING COMMON SHARES

share certificate no. 249437 (5,494,000 shares) share certificate no. 236520 (1,019,500 shares) share certificate no. 221297 (298,000 shares) share certificate no. 221295 (1,000,000 shares) share certificate no. 221294 (5,000 shares) share certificate no. 221293 (100,000 shares) share certificate no. 221292 (100,000 shares) share certificate no. 221291 (10,000 shares) share certificate no. 221290 (100,000 shares) share certificate no. 183761 (600,000 shares) share certificate no. 183760 (881,000 shares) share certificate no. 183759 (600,000 shares) share certificate no. 183758 (600,000 shares) share certificate no. 183757 (600,000 shares) share certificate no. 183756 (600,000 shares) part of share certificate no. 291070 (6,162,749 shares)

                                    ANNEX A

                            SIGNIFICANT SUBSIDIARIES

NAME

Domtar A.W. Corp
Domtar Maine Corp
Domtar Industries Inc.
Ris Paper Company, Inc.
E.B. Eddy Paper Inc.